UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

June 1, 2018

Date of Report (Date of earliest event reported)

KapStone Paper and Packaging Corporation

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	001-33494 (Commission File Number)	20-2699372 (IRS Employer Identification No.)

1101 Skokie Boulevard, Suite 300, Northbrook, IL 60062

(Address of principal executive offices)

(847) 239-8800

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (Section 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (Section 240.12b-2 of this chapter).

Emerging growth company  [  ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  [  ]

Item 1.01                                 Entry into a Material Definitive Agreement.

KapStone Paper and Packaging Corporation (the “Company”) entered into Amendment No. 4 to Receivables Purchase Agreement dated as of June 1, 2018 (the “Amendment”), amending its Receivables Purchase Agreement dated as of September 26, 2014 (as previously amended, the “Receivables Purchase Agreement”), by and among the Company, as Servicer, KapStone Receivables, LLC, a Delaware limited liability company and indirectly wholly-owned, bankruptcy remote subsidiary of the Company, as Seller, the Purchasers from time to time party thereto, and Wells Fargo Bank, N.A., as Administrative Agent.

Pursuant to the Amendment, among other modifications provided therein, the “Facility Termination Date” under the Receivables Purchase Agreement has been extended from June 1, 2018 to May 31, 2019.

The foregoing description of the Amendment is qualified in its entirety by reference to the full text of the Amendment, a copy of which is attached as Exhibit 10.1 hereto and is incorporated herein by reference.

Item 2.03                            Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The disclosure provided in Item 1.01 of this Current Report on Form 8-K is incorporated by reference.

Item 9.01                                 Financial Statements and Exhibits.

(d)                             Exhibit

10.1                 Amendment No. 4 to Receivables Purchase Agreement dated as of June 1, 2018, by and among KapStone Paper and Packaging Corporation, as Servicer, KapStone Receivables, LLC, as Seller, the Purchasers party thereto, and Wells Fargo Bank, N.A., as Administrative Agent.

EXHIBIT INDEX

Exhibit No.	Description
10.1

Amendment No. 4 to Receivables Purchase Agreement dated as of June 1, 2018, by and among KapStone Paper and Packaging Corporation, as Servicer, KapStone Receivables, LLC, as Seller, the Purchasers party thereto, and Wells Fargo Bank, N.A., as Administrative Agent.

SIGNATURE

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 1, 2018

KAPSTONE PAPER AND PACKAGING CORPORATION

By:	/s/ Kathryn D. Ingraham
Name:	Kathryn D. Ingraham
Title:	Vice President, Secretary and General Counsel

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